UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2024

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7683 SE 27th Street, Suite 481
Mercer Island, WA		98040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Stock Awards and Employee Retention Policy

On April 11, 2024, the Compensation Committee of the Board of Directors (the “Board”) of Kineta, Inc. (the “Company”) approved and on April 14, 2024, the Board approved and adopted the Annual Stock Awards and Employee Retention Policy (the “Policy”), which will provide retention awards to key employees, including certain of the Company’s named executive officers. Under the Policy, the Company’s former Chief Executive Officer and the Company’s Chair of the Board, Shawn Iadonato, Ph.D., the Company’s President, Craig W. Philips, the Company’s Chief Financial Officer, Keith A. Baker, and the Company’s Chief Scientific Officer, Thierry Guillaudeux, Ph.D., received option awards to purchase 225,000, 225,000, 225,000 and 225,000 shares of the Company’s common stock, respectively. The awards are subject to three-part vesting: (i) 25% of the shares will vest upon award; (ii) 50% of shares will vest in the event of a Transaction or a Qualified Transaction, as such terms are defined in the Policy; and (iii) 25% of the shares will vest and become exercisable over the 36-month period following the award on the one-month anniversary of the vesting commencement date, subject to the optionee’s continued service through each vesting date.

Cash Retention Plan

On April 11, 2024, the Compensation Committee approved and on April 14, 2024, the Board approved and adopted the Cash Retention Plan (the “Plan”) to further align management’s interest with that of investors and to ensure retention of key employees, including certain of the Company’s named executive officers. Under the Plan, the following one-time bonuses will be paid within 30 days of the funding of a Qualified Transaction (as defined in the Plan): $83,333 to the Company’s President, Craig W. Philips, $72,917 to the Company’s Chief Financial Officer, Keith A. Baker, and $72,917 to the Company’s Chief Scientific Officer, Thierry Guillaudeux, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2024

Kineta, Inc.

By:	/s/ Craig Philips
Name:	Craig Philips
Title:	President